Long-term debt and credit facilities	12 Months Ended
Mar. 31, 2016
Debt Disclosure [Abstract]
Long-term debt and credit facilities

8. Long-term debt and credit facilities

The components of long-term debt were as follows:

	March 31, 2016	March 31, 2015
Term loan	$100,781	$110,938
Unamortized debt discount	(2,847)	(4,440)
Current portion of long-term debt	(12,500)	(10,156)
Asset-based loan	10,000	—

	$95,434	$96,342

Long-term debt repayments for each of the next five years are as follows:

	Fiscal year ending March 31,
	2017	2018	2019	2020	2021	Total
Long-term debt principal	$12,500	$98,281	$—	$—	$—	$110,781
Future interest obligations on long-term debt	$10,525	$7,640	$—	$—	$—	$18,165

All debt and credit facilities are U.S. dollar facilities. The Company’s debt and credit facilities contain standard borrowing conditions, and could be recalled by the lenders if certain conditions are not met.

(a) Term loan and asset-based loan

In July 2013, the Company closed its credit facility refinancing. The Company entered into a four-and-a-half year, $125,000 senior secured term loan (the “Term loan”) maturing on January 31, 2018 and a four-year, $50,000 asset-based loan (the “ABL”) maturing on July 31, 2017. The Term loan and the ABL are secured by substantially all assets of the Company. At March 31, 2016, $10,000 was drawn from the ABL facility (March 31, 2015—undrawn).

The Term loan requires mandatory repayments, on a quarterly basis, of 7.5% per annum during the first two-and-a-half years and 10.0% per annum in the last two years. In addition, the Term loan is subject to an annual excess cash flow sweep, as defined under the credit agreement. The Company is required to repay amounts under the facility ranging between zero and 50% of annual excess cash flows, contingent upon the Company’s leverage ratio at the time.

The availability of the ABL is limited by certain accounts receivable balances calculated on a monthly basis and the outstanding standby letter of credit totaling $1,000 at March 31, 2016 (March 31, 2015—$1,000). The Company had $20,454 of availability from the ABL facility at March 31, 2016.

Borrowings under the Term loan and ABL bear interest at floating rates, based on LIBOR or the base rate of the administrative agent. The Company has discretion with respect to the basis upon which interest rates are set. The interest rate on borrowings under the Term loan is LIBOR plus 9.25% with a LIBOR floor of 1.25% and the ABL is LIBOR plus 2.5% at March 31, 2016.

The Company recognized a discount of $7,050 which has been presented as a reduction of the Term loan. The discount is recognized over the term of the loan using the effective interest method, based on an imputed interest rate of 12.4%.

(b) Deferred financing fees

In July 2013, the Company expensed $2,023 of unamortized deferred financing fees as a result of the repayment of the credit facility refinancing and the subsequent full repayment of a previous long-term facility. These fees are included in interest expense.

In July 2013, the Company incurred fees of $4,541 relating to the Term loan and the ABL. The Company recorded amortization of deferred financing fees of $884, $1,023 and $3,471 for fiscal years 2016, 2015 and 2014, respectively.